Risk Management	12 Months Ended
Dec. 31, 2025
Risk Management [Abstract]
Risk management
4.	Risk management

In the normal course of its operations, the Group is exposed to several financial risks, which are divided into: market, credit, liquidity and capital management. The Group’s risk management policies aim to define a set of principles, guidelines and responsibilities that guide activities relevant to risk management, in line with the business strategy of companies that are part of the BR Partners Group. These risks rely on a policy framework and the following committees: Risk and Compliance Committee, Credit Committee, Risk Committee and the Assets & Liabilities Committee (ALCO) and Underwriting Committee, observing their responsibilities and duties. For the effectiveness of risk management, the framework provides for the identification, assessment, monitoring, control, mitigation and correlation between risks. Limits are monitored by the Risk Management area. The Risk Management area reports directly to the Board of Executive Officers, therefore acting independently from the business areas.

a.	Operating limits

Capital is managed by the Group and aims to ensure that the analysis of capital sufficiency (Basel ratio) is performed in an independent and technical manner, considering existing risks and those included in strategic planning.

Consolidated (1)	12/31/2025	12/31/2024
Reference Equity (PR) - (a)	1,296,697	1,077,498
Level I	1,022,245	833,550
Principal capital	586,070	613,508
Supplementary capital	436,175	220,042
Level II	274,452	243,948
Subordinated Financial Bills Eligible for Capital	274,452	243,948
Total risk-weighted exposure - (b)	5,741,744	5,992,233
Credit risk	3,511,133	3,812,736
Market risk	1,670,339	1,750,868
Operating risk	560,272	428,629
Basel Ratio (2) - (a/b)	22.6%	17.9%
Tier I Capital	17.8%	13.9%
Tier II Capital	4.8%	4.0%

(1)	The information pertains to BR Partners Banco de Investimento S.A., which follows the Central Bank of Brazil’s regulations for calculating the capital ratio.
(2)	BR Partners Banco de Investimento S.A. is subject to the new regulations established by CMN Resolution 4966/21 of the National Monetary Council (CMN) and BCB Resolution 352/23 of the Brazilian Central Bank. These resolutions establish new accounting concepts and criteria applicable to financial instruments, which must be observed by financial institutions and other institutions authorized to operate by the Brazilian Central Bank (BACEN). The estimated impacts of the new BACEN resolutions, which is effective since January 1, 2025, are approximately a reduction of R$ 4 million in Reference Equity, with an estimated reduction of 0.07 percentage points on the Basel Ratio.

For the years ended December 31, 2025 and 2024, the Basel ratio complies with the minimum amount required by the Central Bank of Brazil (minimum required, 10.5%).

b.	Market Risk

Market risk is defined as the possibility of incurring losses due to adverse fluctuations in prices, market rates, shares and commodities on the positions in the Group’s portfolio. Market risk management is defined as the continuous process of identifying, measuring, evaluating, mitigating, monitoring and reporting exposures arising from positions held in foreign exchange, interest rates, shares and commodities, with the objective of keeping them within the regulatory and management limits that are established in the respective committees and reported to the Board of Executive Officers.

i. Management of market risks

The Group separates its exposure to market risks between trading and banking portfolios. Trading Portfolio includes positions arising from market making and proprietary position taking, together with financial assets and financial liabilities that are managed on a fair value basis. The Banking Portfolio is predominantly characterized by operations from the banking business and related to the management of the Group’s assets (credit portfolio) and liabilities (funding portfolio).

Overall authority for market risk is vested in ALCO (the Assets and Liabilities Committee). ALCO sets limits for each type of risk, both in aggregate and for individual portfolios, to mitigate and prevent exposure to market risk. The market risk policy, which is reviewed annually, defines the market risk management structure.

ii. Exposure to market risks – Trading portfolio

The main trading risk types are foreign exchange, interest rates, price index, and inflation rates. The principal tool used to measure and control market risk exposure within the Group’s trading portfolios is Value at Risk (“VaR”). The VaR of a trading portfolio is the maximum estimated loss that can occur with a specified probability (confidence level) in the portfolio over a specified period (holding period) due to an adverse market movement. The VaR model used by the Group is based on a parametric approach, considering a 99% confidence level and assuming a one day holding period and calculating a daily loss.

The VaR model used is based on a parametric approach, with the volatility of daily returns for each risk factor in the portfolio calculated using the EWMA (Exponentially Weighted Moving Average) methodology, applying a Lamba factor of 0.96. Additionally, the correlation between the daily returns of the risk factors is calculated, resulting in a Correlation Matrix to be applied in the portfolio’s VaR calculation.

Although VaR is an important tool for measuring market risk, the assumptions on which the model is based give rise to some limitations, including the following:

-	The use of volatilities and correlations, based on historical data, to predict the future behavior of risk factors might not have accurate results especially if insufficient data is available from periods of intense volatility in financial markets.

-	A 99% confidence level does not reflect losses that may occur beyond this level. Even within the model used, there is a 1 percent probability that losses could exceed the VaR in a one-year period.

-	VaR is calculated on an end-of-day basis and does not reflect exposures that may arise on positions during the trading day.

The overall structure of VaR limits is subject to review and approval by ALCO. VaR is measured at least daily and more regularly for more actively traded portfolios. Reports on utilization of VaR limits are submitted to ALCO on a monthly basis.

The Group VaR models are subject to regular validation by Group Market Risk to ensure that they continue to perform as expected, and that assumptions used in model development are still appropriate. As part of the validation process, the potential weaknesses of the models are analyzed using statistical techniques, such as back-testing.

Presentation of Values at Risk – Trading Portfolio

	Closing
(R$ amounts in thousands)	12/31/2025	12/31/2024

- Interest rate	316	177
- Price index/inflation rate	668	541
- Foreign exchange	106	113
- Other	44	180
Non-correlated Trading Portfolio	1,134	1,011
Correlated Trading Portfolio	891	696

 iii. Exposure to market risks – Banking Portfolio

The principal risk to which banking portfolios are exposed to is the risk of loss from fluctuations in the future cash flows or fair value of financial instruments because of a change in market interest rates, price index and inflation rate. The risks are managed principally through monitoring interest rate gaps, variations in price indices and inflation rates. ALCO is the monitoring body for compliance with these limits and is assisted by Central Treasury in its day-to-day monitoring activities.

The risks of the Banking Portfolio are calculated on the contractual cash flows of financial instruments, using the Delta NII methodology (Delta Net Interest Income), as established by the regulator. Sensitivity analysis for instruments in the Banking Portfolio subject to market risk begins by classifying them according to their exposure to risk factors. The Banking portfolio uses the parallel shock in the respective interest curves as a methodology for sensitivity analysis (Delta NII), following the behavior of exposures and the gaps of each risk factor. The methodology for defining the reasonably possible changes in risk factors for a one-year period utilizes the standard deviations formula to identify 95% and 99% probability ranges, based on a 10-year historical period for each index.

To analyze the sensitivity, scenarios were defined that will be applied to the operations contained in the banking portfolio, considering the changes that would negatively affect our positions, the operations, and the market data of the respective dates.

The shocks used in each scenario are described below (delta in annual NII in thousands of Reais):

Interest rate

The risk factors are related to financial instruments (assets and liabilities) which are sensitive to changes in interest rates and coupon interest rates. The shocks were calculated considering the cash flow of the instruments.

●	Scenario 1: +11bp (0.11% p.a.) in the BRL interest rate.

●	Scenario 2: +54bp (0.54% p.a.) in the BRL interest rate.

●	Scenario 3: +69bp (0.69% p.a.) in the BRL interest rate.

	12/31/2025			12/31/2024
Portfolio	Scenario 1	Scenario 2	Scenario 3	Scenario 1	Scenario 2	Scenario 3
Banking	349	1,658	2,112	2,925	13,888	17,690
Total	349	1,658	2,112	2,925	13,888	17,690

Price index/inflation rate

These are exposures sensitive to changes in coupon rates related to price indices. The shocks were calculated in Brazilian Reais on the cash flows of financial instruments (assets and liabilities).

●	Scenario 1: +20bp (0.20% p.a.) in the BRL price index/inflation rate.

●	Scenario 2: +57bp (0.57% p.a.) in the BRL price index/inflation rate.

●	Scenario 3: +83bp (0.83% p.a.) in the BRL price index/inflation rate.

	12/31/2025			12/31/2024
Portfolio	Scenario 1	Scenario 2	Scenario 3	Scenario 1	Scenario 2	Scenario 3
Banking	4,572	12,885	18,828	4,444	12,527	18,304
Total	4,572	12,885	18,828	4,444	12,527	18,304
c.	Credit risk

Credit risk is defined as the possibility of losses associated with the failure, on the part of the borrower or counterparty, to meet their respective financial obligations under the agreed-upon terms, devaluation of the credit agreement resulting from the deterioration in the classification of the borrower’s risk, reduction of gains or remuneration, advantages granted in the renegotiation, and costs of recovery. Measurement and follow-up of exposure to credit risk includes all financial instruments capable of generating counterparty risk, such as private securities, derivatives, guarantees granted, and eventual risks of settlement of operations, among others.

The Group assessed that the credit risk of financial assets did not increase significantly for the years ended December 31, 2025 and 2024, in relation to customer contracts.

i.	Analysis of stages:

Loss rates are calculated based on the ‘rollover’ method based on the likelihood of an amount receivable, segregated by successive delinquency phases up to full write-off of operation.

The Group records the expected credit losses on its financial assets not classified as fair value through profit or loss, based on classifications by 3 stages, the first referring to the expected losses for the period of 12 months and the others for the entire life of the operation.

In the evaluation of the expected losses model, criteria were adopted to characterize default and a significant increase in credit risk. The current provision procedure for losses with doubtful accounts was taken into account; the credit risk characteristics of the operations; its historical default rate; future loss estimates and indicators applicable to the area of operation.

The Group adopts “90 days in arrears” as the criterion for default. Regarding the criterion of significant increase in the level of risk, the difference of two points up between the initial classification of operation’s risk level and the current risk level assessment is considered. This change in risk level is provided by the assessment of the customer’s rating by the Credit Department with subsequent approval by the Credit Committee.

The credit quality of each client is assessed, based on qualitative and quantitative factors, including the group’s business and financial risk profile, industry and economical and financial performance. In addition, it takes into account prospective information, the structure of the operation and its guarantees, among other aspects.

The classification of financial assets is carried out in stages, as follows:

Stage 1 - The expected credit losses for a maximum of 12 months are established as soon as a financial asset is originated or acquired. This stage applies to financial assets without a significant increase in credit risk and without credit recovery issues.

Stage 2 - Expected credit losses throughout the entire life of financial instrument. This stage applies to financial assets with a significant increase in credit risk in relation to the moment they were originated, but which are not yet considered to have recovery issues.

Stage 3 - Permanent expected credit losses for assets with impairment issues: Applicable to financial assets considered to have credit recovery issues due to the occurrence of one or more events that impact their estimated future cash flows. In the event of acquisition of financial assets with recovery issues, these assets fall into this stage.

A financial asset may migrate from the stage if it presents a significant deterioration in the level of credit risk. In the hypothesis of credit risk improvement in a subsequent stage, with a reversal of the significant risk previously found, the asset may return to the previous stage, characterizing the healing process, unless it is an asset acquired with credit recovery issue at source.

Analysis of stages:

	12/31/2025
	Stage 1	Impairment	Stage 2	Stage 3	Impairment	Total
Loan operations	185,275	(317)	-	-	-	184,958
Certificates of real estate receivables	901,555	(2,762)	-	18,800	(14,312)	903,281
Certificates of agribusiness receivables	41,579	(807)	-	-	-	40,772
Investment fund quotas	1,936,305	(13,020)	-	-	-	1,923,285
Debentures	328,969	(2,624)	-	-	-	326,345
Commercial notes	115,581	(509)	-	-	-	115,072
Other receivables	-	-	-	14,777	(14,777)	-
Total	3,509,264	(20,039)	-	33,577	(29,089)	3,493,713

	12/31/2024
	Stage 1	Impairment	Stage 2	Stage 3	Impairment	Total
Loan operations	347,283	(760)	-	-	-	346,523
Certificates of real estate receivables	864,587	(6,605)	-	-	-	857,982
Certificates of agribusiness receivables	30,257	(246)	-	-	-	30,011
Investment fund quotas	1,322,402	(6,313)	-	-	-	1,316,089
Debentures	77,331	(1,250)	-	-	-	76,081
Commercial notes	26,033	(130)	-	-	-	25,903
Rural Product Certificate	75,267	(502)	-	-	-	74,765
Other receivables	-	-	-	14,777	(14,777)	-
Total	2,743,160	(15,806)	-	14,777	(14,777)	2,727,354

There was no conceptual change in the allocation of stages when compared to the financial statements for the years ended December 31, 2025 and, 2024.

d.	Liquidity risk

Liquidity risk is the possibility that the Group may not be able to efficiently meet its expected and unexpected (current and future) obligations, including those arising from binding guarantees, without affecting its daily operations and incurring material losses. Additionally, liquidity risk is the possibility that the Group may not be able to trade a position at market price due to its large size in relation to the usually traded volume, or due to market discontinuity. The liquidity risk controls aim to identify what the impacts on the Group’s cash would be given the application of adverse scenarios under liquidity condition. These impacts consider both internal and external factors of the Group. The Group’s cash is centrally managed by the Treasury area. The control of liquidity risk at the Group is carried out by the Risk area and the ALCO through tools such as the Liquidity Risk Contingency Plan, the Minimum Liquidity Reserve, control of cash depletion, daily assessment of operations with a term of less than 90 days, and the application of stress scenarios in the Group’s liquidity conditions.

Exposure to liquidity risk

We present below the contractual maturities of financial liabilities. These amounts are gross and include accrual of contractual interest.

		Consolidated - Contractual cash flows
	Total amount on 12/31/2025	≤03 months	03−12 months	01−03 years	>03 years	Total contractual cash flows
Financial assets
- Cash and cash equivalents	137,792	137,792	-	-	-	137,792
- Financial assets at fair value through profit or loss	11,712,650	10,142,132	84,251	743,436	1,469,910	12,439,729
- Financial assets at fair value through other comprehensive income	3,308,755	235,308	83,211	627,340	8,310,745	9,256,604
- Financial asset at amortized cost	1,124,190	939,231	-	226,503	-	1,165,734
Derivative financial instruments
- Swap	869,232	43,462	147,770	121,693	1,521,158	1,834,083
- NDF	32,552	12,695	16,276	2,279	-	31,250
- Options	106,239	-	39,308	95,615	-	134,923
- Futures	15,326	7,203	8,123	613	-	15,939
Total	17,306,736	11,517,823	378,939	1,817,479	11,301,813	25,016,054
Financial liabilities
- Financial liabilities at fair value through profit or loss	33,222	33,222	-	-	-	33,222
Amortized cost
- Suppliers	11,243	11,243	-	-	-	11,243
- Client deposits	1,637,964	458,630	720,704	638,806	16,380	1,834,520
- Debt issued and others	3,703,658	163,375	1,306,993	1,568,392	3,278,023	6,316,783
- Repurchase agreements	9,938,917	9,938,917	-	-	-	9,938,917
- Other financial liabilities	749,095	749,095	-	-	-	749,095
- Lease liabilities	32,568	1,850	3,699	20,346	20,962	46,857
Derivatives
- Swap	264,236	13,212	44,920	36,993	462,413	557,538
- NDF	46,317	18,063	23,159	3,242	-	44,464
- Options	4,522	-	1,673	4,070	-	5,743
- Futures	29,376	13,807	15,569	1,175	-	30,551
Total	16,451,118	11,401,414	2,116,717	2,273,024	3,777,778	19,568,933

		Consolidated - Contractual cash flows
	Total amount on 12/31/2024	≤03 months	03−12 months	01−03 years	>03 years	Total contractual cash flows
Financial assets
- Cash and cash equivalents	575,235	575,235	-	-	-	575,235
- Financial assets at fair value through profit or loss	9,273,217	8,068,272	275,465	235,103	1,635,851	10,214,691
- Financial assets at fair value through other comprehensive income	2,379,657	-	36,286	238,954	6,382,881	6,658,121
- Financial asset at amortized cost	1,576,438	1,229,914	-	-	784,705	2,014,619
Derivative financial instruments
- Swap	834,743	8,347	16,695	258,770	2,120,248	2,404,060
- NDF	196,358	159,050	31,417	9,818	-	200,285
- Options	18,817	10,726	8,844	-	-	19,570
- Futures	21,272	18,719	2,553	638	-	21,910
Total	14,875,737	10,070,263	371,260	743,283	10,923,685	22,108,491
Financial liabilities
- Suppliers	16,022	16,022	-	-	-	16,022
- Client deposits	2,627,471	630,593	1,261,186	1,103,538	26,275	3,021,592
- Debt issued and others	1,841,558	9,435	19,689	1,703,098	3,734,238	5,466,460
- Repurchase agreements	8,056,208	8,056,208	-	-	-	8,056,208
- Other financial liabilities	1,139,273	1,139,273	-	-	-	1,139,273
- Lease liabilities	29,441	1,662	6,466	17,758	19,732	45,618
Derivatives
- Swap	170,417	1,704	3,408	52,829	432,860	490,801
- NDF	107,118	86,766	17,139	5,355	-	109,260
- Options	17,837	10,167	8,383	-	-	18,550
- Futures	21,943	19,310	2,633	658	-	22,601
Total	14,027,288	9,971,140	1,318,904	2,883,236	4,213,105	18,386,385
e.	Foreign exchange risk (unaudited)

A summary of the Group’s exposure to foreign exchange risk, is presented below.

	12/31/2025
	R$ (Real)	US$ (Dollar)	€ (Euro)	¥ (Yen)
Foreign exchange exposure	(39,047)	34,369	4,678	-
Derivatives
Swap	3,695	(3,695)	-	-
NDF	622,499	(520,777)	-	(101,722)
Options	(38,632)	38,632	-	-
Futures	(552,444)	453,096	(1,618)	100,966
Total	(3,929)	1,625	3,060	(756)

	12/31/2024
	R$ (Real)	US$ (Dollar)	€ (Euro)	¥ (Yen)
Foreign exchange exposure	(70,271)	62,629	7,642	-
Derivatives
Swap	50,905	(50,905)	-	-
NDF	(130,264)	144,805	-	(14,541)
Options	(19,671)	19,671	-	-
Futures	168,154	(178,357)	(4,017)	14,220
Total	(1,147)	(2,157)	3,625	(321)